BUSINESS COMBINATIONS	12 Months Ended
Mar. 31, 2018
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS
Acquisition of a portfolio of training assets
During the second quarter of fiscal 2018, the Company acquired a portfolio of training assets in North America and Europe from a full-flight simulator leasing business for cash consideration of $24.7 million. With this acquisition, the Company obtained fully operational full-flight simulators and various customer contracts.

The determination of the fair value of the identifiable assets acquired and liabilities assumed are as follows: $24.7 million of property plant and equipment, $4.6 million of goodwill, $1.4 million of non-current assets and $6.0 million of non-current liabilities.

Asian Aviation Centre of Excellence Sdn. Bhd.
On November 17, 2017, the Company completed the acquisition of the remaining 50% equity interest in Asian Aviation Centre of Excellence Sdn. Bhd. (AACE) from AirAsia, for a cash consideration of $114.8 million [US$90 million] and long-term contingent cash consideration payable of up to US$10 million if certain criteria are met (Note15).

As a result, the Company’s interest in AACE increased from 50% to 100%, obtaining control over AACE’s three training centres located in Malaysia, Singapore and Vietnam, as well as its 50% joint control of Philippine Academy of Aviation Training, a joint venture training centre between AACE and Cebu Pacific, located in the Philippines. With this acquisition, the Company owns a customer installed base of commercial flight simulators and owns assets including full-flight simulators, simulator parts and equipment, facilities and a talented workforce.

Before the transaction, the Company's 50% ownership interest in AACE was accounted for using the equity method. The net gain resulting from the remeasurement to fair value of the previously held interest in AACE was included in Other gains – Net in the consolidated income statement (Note 21).

The preliminary determination of the fair value of the net assets acquired and liabilities assumed arising from the acquisition are as follows:

Total
Current assets(1)	$16.2
Current liabilities	(21.3)
Property, plant and equipment	103.0
Investment in equity accounted investee	8.4
Intangible assets	114.9
Deferred tax	(5.3)
Non-current liabilities	(16.8)
Fair value of net assets acquired, excluding cash and cash equivalents	$199.1
Cash and cash equivalents acquired	15.1
Total purchase consideration	$214.2
Fair value of long-term contingent cash consideration payable	(10.7)
Settlement of pre-existing relationship	(0.9)
Fair value of previously held interest in AACE	(87.8)
Total cash consideration	$114.8
(1) Excluding cash on hand.

The fair value of the acquired identifiable intangible assets amount to $114.9 million and mainly consists of customer relationships of $61.6 million and goodwill of $53.0 million (non deductible for tax purposes).

The fair value and the gross contractual amount of the acquired accounts receivable were $14.0 million.

Total acquisition costs incurred during fiscal 2018 relating to AACE were included in Other gains - Net in the consolidated income statement (Note 21).

The goodwill arising from both acquisitions is attributable to the expansion of CAE's customer installed base of commercial flight simulators, market capacity and expected synergies from combining operations.

The net assets acquired, including intangibles, are included in the Civil Aviation Training Solutions segment.